Supplement to the
Strategic Advisers® Alternatives Fund
July 30, 2026
Prospectus

The fund has changed its classification from a non-diversified to a diversified fund.
SAA-PSTK-1026-101 1.9912423.101	October 16, 2026
Supplement to the
Strategic Advisers® Alternatives Fund
July 30, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Investment Policies and Limitations" section.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

SAA-SSTK-1026-102-1.9912425.102	October 16, 2026